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                                                                                                       Exhibit 99.1

                                               Cox Enterprises, Inc.
                                         Executive Officers and Directors

-------------------------- ------------------------- ---------------------------------- ---------------------------------
Name                       Position                  Principal Occupation               Business Address
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
James C. Kennedy *         Chairman &                Chairman &                         Cox Enterprises, Inc.
                           Chief Executive Officer   Chief Executive Officer            1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
David E. Easterly*         Vice Chairman             Vice Chairman                      Cox Enterprises, Inc.
                                                                                        1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
G. Dennis Berry            President & Chief         President & Chief Operating        Cox Enterprises, Inc.
                           Operating Officer         Officer                            1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Robert C. O'Leary*         Executive Vice            Executive Vice President & Chief   Cox Enterprises, Inc.
                           President & Chief         Financial Officer                  1400 Lake Hearn Dr., NE
                           Financial Officer                                            Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Timothy W. Hughes          Senior Vice President     Senior Vice President              Cox Enterprises, Inc.
                           Administration            Administration                     1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Barbara C. Anthony*        Vice President            Chairman, Dayton Newspapers        Cox Enterprises, Inc.
                                                                                        1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Anne C. Chambers*          Vice President            Chairman, Atlanta Newspapers       Cox Enterprises, Inc.
                                                                                        1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Scott A. Hatfield          Vice President & Chief    Vice President & Chief             Cox Enterprises, Inc.
                           Information Officer       Information Officer                1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Marybeth H. Leamer         Vice President Human      Vice President Human Resources     Cox Enterprises, Inc.
                           Resources                                                    1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Andrew A. Merdek           Vice President Legal      Vice President Legal Affairs &     Cox Enterprises, Inc.
                           Affairs & Corporate       Corporate Secretary                1400 Lake Hearn Dr., NE
                           Secretary                                                    Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Alexander V.               Vice President Public     Vice President Public Policy       Cox Enterprises, Inc.
Netchvolodoff              Policy                                                       1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------

-------------------------- ------------------------- ---------------------------------- ---------------------------------
Name                       Position                  Principal Occupation               Business Address
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Richard J. Jacobson        Vice President &          Vice President & Treasurer         Cox Enterprises, Inc.
                           Treasurer                                                    1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Preston B. Barnett         Vice President Tax        Vice President Tax                 Cox Enterprises, Inc.
                                                                                        1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Thomas B. Whitfield        Vice President Direct     Vice President Direct Marketing    Cox Enterprises, Inc.
                           Marketing                                                    1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
John C. Mellott            Vice President Business   Vice President Business            Cox Enterprises, Inc.
                           Development               Development                        1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Michael J. Mannheimer      Vice President            Vice President Materials           Cox Enterprises, Inc.
                           Materials Management      Management                         1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
John C. Williams           Vice President            Vice President Marketing  &        Cox Enterprises, Inc.
                           Marketing &               Communications                     1400 Lake Hearn Dr., NE
                           Communications                                               Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Arthur M. Blank            Director                  Co-Chairman                        The Home Depot, Inc.
                                                     The Home Depot, Inc.               2455 Paces Ferry Road, NW
                                                                                        Atlanta, GA 30339
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Thomas O. Cordy            Director                  President and Chief Executive      The Maxxis Group, Inc.
                                                     Officer                            1901 Montreal Road, Ste. 108
                                                     The Maxxis Group, Inc.             Tucker, GA  30084
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Carl R. Gross              Director                  Retired Senior Vice President      Cox Enterprises, Inc.
                                                     and Chief Administrative Officer   1400 Lake Hearn Dr., NE
                                                                                        Atlanta, GA 30319
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Ben F. Love                Director                  Director                           Chase Bank of Texas
                                                     Chase Bank of Texas                600 Travis Street, 18 TCT 318
                                                                                        Houston, TX 77252-2558
-------------------------- ------------------------- ---------------------------------- ---------------------------------
-------------------------- ------------------------- ---------------------------------- ---------------------------------
Paul J. Rizzo              Director                  Vice Chairman (retired 1/1/95)     Franklin Street Partners
                                                     of IBM Corporation                 6330 Quadrangle Drive
                                                                                        Ste. 200
                                                                                        Chapel Hill, NC  27514
-------------------------- ------------------------- ---------------------------------- ---------------------------------

* Also a Director

                                             Cox Communications, Inc.
                                         Executive Officers and Directors

---------------------------- ------------------------- ---------------------------------- ----------------------------------
Name                         Position                  Principal Occupation               Business Address
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
James C. Kennedy*            Chairman                  Chairman of the Board              Cox Communications, Inc.
                                                                                          1400 Lake Hearn Dr., NE
                                                                                          Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
James O. Robbins*            President & Chief         President & Chief Executive        Cox Communications, Inc.
                             Executive Officer         Officer                            1400 Lake Hearn Dr., NE
                                                                                          Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
Christopher J. Bowick        Senior Vice President     Senior Vice President              Cox Communications, Inc.
                             Engineering and Chief     Engineering and Chief Technical    1400 Lake Hearn Dr., NE
                             Technical Officer         Officer                            Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
Dallas S. Clement            Senior Vice President     Senior Vice President              Cox Communications, Inc.
                             Strategy and Development  Strategy and Development           1400 Lake Hearn Dr., NE
                                                                                          Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
Jimmy W. Hayes               Executive Vice            Executive Vice President Finance   Cox Communications, Inc.
                             President Finance &       & Administration & Chief           1400 Lake Hearn Dr., NE
                             Administration & CFO      Financial Officer                  Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
Margaret A. Bellville        Executive Vice            Executive Vice President           Cox Communications, Inc.
                             President Operations      Operations                         1400 Lake Hearn Dr., NE
                                                                                          Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
James A. Hatcher             Senior Vice President     Senior Vice President Legal &      Cox Communications, Inc.
                             Legal & Regulatory        Regulatory Affairs                 1400 Lake Hearn Dr., NE
                             Affairs                                                      Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
John M. Dyer                 Senior Vice President     Senior Vice President Operations   Cox Communications, Inc.
                             Operations                                                   1400 Lake Hearn Dr., NE
                                                                                          Atlanta, GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------
---------------------------- ------------------------- ---------------------------------- ----------------------------------
Patrick J. Esser             Senior Vice President     Senior Vice President Operations   Cox Communications, Inc.
                             Operations                                                   1400 Lake Hearn Dr., NE
                                                                                          Atlanta GA 30319
---------------------------- ------------------------- ---------------------------------- ----------------------------------

--------------------------- ------------------------- ---------------------------------- ----------------------------------
Name                        Position                  Principal Occupation               Business Address
--------------------------- ------------------------- ---------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------- ----------------------------------
Claus F. Kroeger            Senior Vice President     Senior Vice President Operations   Cox Communications, Inc.
                            Operations                                                   1400 Lake Hearn Dr., NE
                                                                                         Atlanta, GA 30319
--------------------------- ------------------------- ---------------------------------- ----------------------------------
Janet Morrison Clarke       Director                  Chairman-KnowledgeBase             Young & Rubicam, Inc.
                                                      Marketing, Inc,                    675 Ave. of the Americas
                                                      Executive Vice President-Global    4th Floor
                                                      Database Marketing                 New York, NY 10010
                                                      Young & Rubicam, Inc.
--------------------------- ------------------------- ---------------------------------- ----------------------------------
David E. Easterly           Director                  Vice Chairman                      Cox Communications, Inc.
                                                                                         1400 Lake Hearn Dr., NE
                                                                                         Atlanta, GA 30319
--------------------------- ------------------------- ---------------------------------- ----------------------------------
Rodney W. Schrock           Director                  Executive                          17300 Phillips Ave.
                                                                                         Los Gatos, CA 95030
--------------------------- ------------------------- ---------------------------------- ----------------------------------
Robert C. O'Leary           Director                  Executive Vice President & Chief   Cox Communications, Inc.
                                                      Financial Officer                  1400 Lake Hearn Dr., NE
                                                                                         Atlanta, GA 30319
--------------------------- ------------------------- ---------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------- ----------------------------------
Andrew J. Young             Director                  Chairman of the Board              Good Works International
                                                      GoodWorks International            Suntrust Plaza, Ste. 4420
                                                                                         303 Peachtree Street, NE
                                                                                         Atlanta, GA 30308
--------------------------- ------------------------- ---------------------------------- ----------------------------------

*Also a Director

                                                Cox Holdings, Inc.
                                         Executive Officers and Directors

---------------------------- ------------------------- ----------------------------------- ------------------------------------
Name                         Position                  Principal Occupation                Business Address
---------------------------- ------------------------- ----------------------------------- ------------------------------------
David E. Easterly*           President                 Vice Chairman                       Cox Enterprises, Inc.
                                                                                           1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Preston B. Barnett           Vice President            Vice President Tax                  Cox Enterprises, Inc.
                                                                                           1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
John C. Mellott*             Vice President            Vice President Business             Cox Enterprises, Inc.
                                                       Development                         1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Andrew A. Merdek*            Vice President &          Vice President Legal Affairs &      Cox Enterprises, Inc.
                             Corporate Secretary       Corporate Secretary                 1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Richard J. Jacobson          Treasurer                 Vice President & Treasurer          Cox Enterprises, Inc.
                                                                                           1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------

*Also a Director

                                                  Cox @Home, Inc.
                                         Executive Officers and Directors

---------------------------- ------------------------- ----------------------------------- ------------------------------------
Name                         Position                  Principal Occupation                Business Address
---------------------------- ------------------------- ----------------------------------- ------------------------------------
James O. Robbins             President                 President & Chief Executive         Cox Communications, Inc.
                                                       Officer                             1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Preston B. Barnett           Vice President            Vice President Tax                  Cox Enterprises, Inc.
                                                                                           1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
John M. Dyer                 Vice President            Senior Vice President Operations    Cox Enterprises, Inc.
                                                                                           1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Andrew A. Merdek             Corporate Secretary       Vice President Legal Affairs &      Cox Enterprises, Inc.
                                                       Corporate Secretary                 1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
James A. Hatcher*            Vice President            Senior Vice President               Cox Communications, Inc.
                                                       Legal & Regulatory Affairs          1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Jimmy W. Hayes               Vice President            Executive Vice President            Cox Communications, Inc.
                                                       Finance & Administration            1400 Lake Hearn Dr., NE
                                                       & Chief Financial Officer           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Mark W. Major*               Treasurer                 Treasurer                           Cox Communications, Inc.
                                                                                           1400 Lake Hearn Dr., NE
                                                                                           Atlanta, GA 30319
---------------------------- ------------------------- ----------------------------------- ------------------------------------
---------------------------- ------------------------- ----------------------------------- ------------------------------------
Thomas M. Strauss            Director                  Manager, Financial Services         Delaware Corporate Management, Inc.
                                                       Delaware Corporate Management,      1105 North Market Street
                                                       Inc.                                Suite 1300
                                                                                           Wilmington, DE 19899
---------------------------- ------------------------- ----------------------------------- ------------------------------------

*Also a Director

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